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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): February 25, 2003



                                 THE KNOT, INC.
             (Exact name of registrant as specified in its charter)


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
              Delaware                                          13-3895178
(State or other jurisdiction of incorporation)     (I.R.S. Employer Identification Number)

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                                     0-28271
                            (Commission File Number)


                462 Broadway, 6th Floor, New York, New York 10013
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 219-8555
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

         On February 25, 2003, The Knot, Inc. ("The Knot") issued a press release announcing its financial results as of and for the quarter and year ended December 31, 2002. A copy of The Knot's press release announcing these financial results is attached as Exhibit 99.1 hereto and is incorporated by reference into this report.


Item 7.  Financial Statements and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits

         99.1 Press Release dated February 25, 2003 regarding The Knot's announcement of its financial results as of and for the quarter and year ended December 31, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     THE KNOT, INC.
                                                     (Registrant)
Date: February 26, 2003

                             By: /s/ Richard Szefc
                                 ----------------------
                                  Richard Szefc
                                  Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibits
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99.1     Press Release dated February 25, 2003 regarding The Knot, Inc.'s announcement of its financial results as of and for the quarter and year ended December 31, 2002.